Exhibit 32.2 – Section 1350 Certification of Chief Financial Officer.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022 of Intercontinental Exchange, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. Warren Gardiner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2023

/s/ A. Warren Gardiner
A. Warren Gardiner
Chief Financial Officer

70    Amendment No. 1 to 2022 10-K    INTERCONTINENTAL EXCHANGE